                                                                   EXHIBIT 10.35



                      NINTH AMENDMENT TO CREDIT AGREEMENT
                           DATED AS OF MARCH 14, 1997

         This NINTH AMENDMENT TO CREDIT AGREEMENT dated as of March 14, 1997 (this "AMENDMENT") to the Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995, that certain Second Amendment dated as of September 7, 1995, that certain Third Amendment and Limited Waiver dated as of September 29, 1995, that certain Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents dated as of October 13, 1995, that certain Fifth Amendment dated as of February 6, 1996, that certain Sixth Amendment to Credit Agreement dated as of April 19, 1996, that certain Seventh Amendment to Credit Agreement dated as of July 3, 1996 and that certain Eighth Amendment to Credit Agreement dated as of December 3, 1996 (the "EIGHTH AMENDMENT") (as so amended, the "CREDIT AGREEMENT"), is by and among CORAM HEALTHCARE CORPORATION, a Delaware corporation ("CORAM"), CORAM, INC., a Delaware corporation (the "BORROWER") and a wholly owned subsidiary of Coram, EACH SUBSIDIARY GUARANTOR (as defined in the Credit Agreement) listed on Exhibit A hereto, THE FINANCIAL INSTITUTIONS PARTY HERETO (the "LENDERS") and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity the "ADMINISTRATIVE AGENT"), as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT") and as fronting bank (in such capacity, the "FRONTING BANK"). Capitalized terms used herein without definitions shall have the respective meanings assigned in the Credit Agreement.

                                    RECITALS

         WHEREAS, Coram and Borrower have requested Lenders to amend the Credit Agreement to extend the maturity thereof and the application of certain financial covenants as provided herein; and

         WHEREAS, subject to the terms and conditions contained herein, Lenders have agreed to amend the Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the Borrower, Coram, the Subsidiary Guarantors and the undersigned Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1     AMENDMENTS TO ARTICLE I: DEFINITIONS.

         The definitions of "REVOLVING CREDIT MATURITY DATE," "SPECIFIED CASH AMOUNT" and "TERM LOAN MATURITY DATE" are each hereby amended by deleting the date "March 31, 1997" from each such definition and substituting "May 31, 1997" in each instance therefor.

         1.2     AMENDMENTS TO ARTICLE II: THE CREDITS.

         A. Section 2.11(a) of the Credit Agreement is hereby amended by deleting the date "March 31, 1997" and substituting "May 31, 1997" therefor.

         B. Section 2.05 of the Credit agreement is hereby amended by adding the following at the end of such Section:

                 "(f)     If any Obligations are outstanding on May 1, 1997 or
         if the Commitments are in effect on such date, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders pro rata in accordance with their respective Commitments, an extension fee equal to the quotient of (i).5% multiplied by the aggregate amount of the Commitments (other than L/C Commitments) in effect on March 31, 1997 divided by (ii) 12.

                  (g) On the earlier of (i) May 31, 1997 and (ii) the date on which the Commitments are terminated and the Obligations are paid in full, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders pro rata in accordance with their respective Commitments, an extension fee equal to the product of (a) the quotient of (1).75% multiplied by the aggregate amount of Commitments (other than L/C Commitments) in effect on May 1, 1997 divided by (2) 360 multiplied by (b) the number of days during May 1997 on which the Commitments were in effect."

         1.3      AMENDMENTS TO ARTICLE VI: NEGATIVE COVENANTS.

         A. Section 6.12 of the Credit Agreement is hereby amended by (i) deleting "82,144,000" as the amount corresponding to the period January 1, 1997-February 28, 1997 from the table contained in such Section and substituting "80,000,000" therefor and (ii) adding the following at the end of such table:

==============================================================================================
             "PERIOD                                                                 AMOUNT
----------------------------------------------------------------------------------------------
  February 1, 1997 - March 31, 1997                                                 80,000,000
----------------------------------------------------------------------------------------------
  March 1, 1997 - April 31, 1997                                                    80,000,000"
==============================================================================================

                 B. Section 6.13 of the Credit Agreement is hereby amended by (i) deleting "10,493,000" as the amount corresponding to the period January 1, 1997-February 28, 1997 from the table contained in such section and substituting "9,250,000" therefor and (ii) adding the following at the end of such table:


==============================================================================================
             "PERIOD                                                                 AMOUNT
----------------------------------------------------------------------------------------------
  February 1, 1997 - March 31, 1997                                                  9,250,000
----------------------------------------------------------------------------------------------
  March 1, 1997 - April 31, 1997                                                     9,250,000"
==============================================================================================


                 C. Section 6.14 of the Credit Agreement is hereby amended by adding the following at the end of the table contained in such
Section:

==============================================================================================
             "PERIOD                                                                 AMOUNT
----------------------------------------------------------------------------------------------
  February 1, 1997 - March 31, 1997                                                 80,000,000
----------------------------------------------------------------------------------------------
  March 1, 1997 - April 31, 1997                                                    80,000,000"
==============================================================================================

                 D. Section 6.15 of the Credit Agreement is hereby amended by adding the following at the end of the table contained in such
Section:


==============================================================================================
             "PERIOD                                                                 AMOUNT
----------------------------------------------------------------------------------------------
  February 1, 1997 - March 31, 1997                                                 82,000,000
----------------------------------------------------------------------------------------------
  March 1, 1997 - April 31, 1997                                                    82,000,000"
==============================================================================================

                 SECTION 2. CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

                 A. AMENDMENT DOCUMENTS. The Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered by an authorized officer of Coram, the Borrower, each Subsidiary Guarantor, and each Lender.

                 B. SUBORDINATED DEBT AMENDMENT. The Lenders shall have received a copy of an executed amendment to the Securities Purchase Agreement which amendment shall, among other things, defer all cash payments (whether for interest, principal or otherwise) in respect of the Subordinated Bridge Notes until May 31, 1997 and such amendment shall be satisfactory in form and substance to the Administrative Agent.

                 C. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Credit Agreement, as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") shall be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                 SECTION 3. REPRESENTATIONS AND WARRANTIES

                 Each of Coram, the Borrower and each of the Subsidiary Guarantors represents and warrants to each of the Lenders that:

                 A. The execution, delivery and performance of this Amendment by each of the Loan Parties (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Coram, the Borrower or any other Loan Party, (B) any order of any Governmental Authority or (C) any provisions of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets of any Loan Party.

                 B. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and, with respect to Coram and the Borrower, the Amended Agreement. This Amendment Document has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party thereto enforceable against each such Loan Party in accordance with its terms.

                 SECTION 4. APPLICABLE LAW

                 THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 5. NO NOVATION

                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, or any amendment thereto, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any amendment thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                 Each Loan Party acknowledges and agrees that (i) each of the Guarantee Agreements and Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution and effectiveness of this Amendment and (ii) all Obligations outstanding under the Amended Agreement on the date hereof are owing without defense, offset or counterclaim of any kind.

                 SECTION 6. RELEASE

                 Although Coram, the Borrower and the Subsidiary Guarantors do not believe that they have any claims against Administrative Agent, Collateral Agent, the Fronting Bank, or any of the Lenders, each is willing to provide such parties with a general and total release of all such claims in consideration of the expansions and other benefits which the Loan Parties will receive pursuant to this Amendment. Accordingly, each Loan Party, for itself, each of its Subsidiaries and any successor of such Loan Party or such Subsidiary, hereby knowingly, voluntarily, intentionally and irrevocably releases and discharges Administrative Agent, Collateral Agent, the Fronting Bank, each Lender (including each Overline Lender) and each of their respective officers, directors, agents, affiliates and counsel (each a "RELEASEE") from any and all actions, causes of action, suits, sums of money, controversies, variances, trespasses, damages, judgments, extents, executions, losses, liabilities, costs, expenses, debts, dues, demands, obligations or other claims of any kind whatsoever, in law, admiralty or equity, which such Loan Party or any of its Subsidiaries ever had, now have or hereafter can, shall or may have against any Releasee for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Amendment Effective Date; provided however, that nothing contained in this release shall be construed to waive or alter any right of the Loan Parties to claims that may arise hereafter under sections 542, 543, 544, 545, 547, 548 and 551 of the Federal Bankruptcy Code.

                 SECTION 7. COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in two or mote counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. This Amendment (other than the provisions of Section 1 which shall become effective as provided in Section 2 hereof) shall become effective upon execution of a counterpart hereof by the Borrower, Coram, each Subsidiary Guarantor, each Lender and authorization of delivery of such counterparts.

                 SECTION 8. MISCELLANEOUS

                 A. The Borrower acknowledges that all costs, fees and expenses as described in subsection 9.05 of the Credit Agreement, or otherwise provided for under the Loan Documents, incurred with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                 B. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        CORAM HEALTHCARE CORPORATION

                                        By: /s/ RICHARD M. SMITH
                                           ---------------------------
                                           Name:  Richard M. Smith
                                           Title: CFO

                                        CORAM, INC.

                                        By: /s/ RICHARD M. SMITH
                                           ---------------------------
                                           Name:  Richard M. Smith
                                           Title: CFO

                                        EACH SUBSIDIARY GUARANTOR LISTED ON
                                        EXHIBIT A

                                        By: /s/ RICHARD M. SMITH
                                           ---------------------------
                                           Name:  Richard M. Smith
                                           Title: CFO

                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative
                                        Agent, Collateral Agent and Fronting
                                        Bank

                                        By: /s/ LENARD WEINER
                                           ---------------------------
                                           Name:  Lenard Weiner
                                           Title: Vice President

                                        BANK OF IRELAND GRAND CAYMAN

                                        By:   /s/ JOHN G. CUSACK
                                           ---------------------------
                                           Name:  John G. Cusack
                                           Title: AVP

                                        THE BANK OF NOVA SCOTIA

                                        By:   /s/ D. N. GILLESPIE
                                           ---------------------------
                                           Name:  D. N. Gillespie
                                           Title: Assistant General Manager

                                        BANK POLSKA KASA OPIEKI, S.A.

                                        By:   /s/ WILLIAM A. SHEA
                                           ---------------------------
                                           Name:  William A. Shea
                                           Title: Senior Lending Officer

                                        BHF - BANK AKTIENGESELLSCHAFT
                                        (F/K/A Berliner Handels-Und
                                        Frankfurter Bank Grand Cayman Branch)

                                        By:   /s/ EVON CONTOS
                                           ---------------------------
                                           Name:  Evon Contos
                                           Title: V.P.

                                        CERBERUS PARTNERS, L.P.

                                        By:   /s/ JOYCE C. JOHNSON
                                           ---------------------------
                                           Name:  Joyce C. Johnson
                                           Title: Managing Director
                                                   Cerberus Partners, L.P.

                                        OCTAGON CREDIT INVESTORS
                                        (a Unit of The Chase Manhattan Bank),

                                        By: /s/ JAMES P. FERGUSON
                                           ---------------------------
                                           Name: James P. Ferguson
                                           Title: Managing Director

                                        CREDIT LYONNAIS CAYMAN ISLAND
                                        BRANCH

                                        By: /s/ ALAN SIDRANE
                                           ---------------------------
                                           Name: Alan Sidrane
                                           Title: Authorized Signature

                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By: /s/ THOMAS F. FARLEY JR
                                           ---------------------------
                                           Name: Thomas F. Farley Jr
                                           Title: Director

                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA

                                        By: /s/ ANN M. DODD
                                           ---------------------------
                                           Name: Ann M. Dodd
                                           Title: Senior Vice President

                                        THE MITSUBISHI BANK, LIMITED
                                        CHICAGO BRANCH

                                        By: /s/ GUS C. BROWNE II
                                           ---------------------------
                                           Name: Gus C. Browne II
                                           Title: Senior Vice President

                                        NATIONSBANK OF TEXAS, N.A.

                                        By: /s/ CHARLES A. KERR
                                           ---------------------------
                                           Name: Charles A. Kerr
                                           Title: Senior Vice President

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.

                                        By:   /s/ JOHN URBAN
                                           ---------------------------
                                           Name:  John Urban
                                           Title: Authorized Signer

                                        THE SUMITOMO TRUST & BANKING
                                        COMPANY, LTD., NEW YORK BRANCH

                                        By:   /s/ SURAJ P. BHATIA
                                           ---------------------------
                                           Name:  Suraj P. Bhatia
                                           Title: Senior Vice President

                                        WHIPPOORWILL ASSOCIATES,
                                        INCORPORATED, as Agent

                                        By:    /s/ SHELBY S. WERNER
                                           ---------------------------
                                           Name:   Shelby S. Werner
                                           Title:  Managing Director

                                        FOOTHILL CAPITAL CORPORATION

                                        By:    /s/ M.E. STEAMS
                                           ---------------------------
                                           Name:   M.E. Steams
                                           Title:  Vice President

                                   EXHIBIT A

                                SUBSIDIARIES OF
                          CORAM HEALTHCARE CORPORATION

A.       CORAM HEALTHCARE CORPORATION SUBSIDIARIES:

T2 Medical, Inc.                                            Curaflex Health Services, Inc.

HealthInfusion, Inc.                                        H.M.S.S., Inc.

Medisys, Inc.

B.       T2 MEDICAL, INC. SUBSIDIARIES:

Coram Homecare of Minnesota, Inc., formerly known as        Coram Healthcare Corporation of Maryland, formerly
Coram Health care Corporation of Virginia, formerly         Baltimore Home Therapeutics, Inc.
known as Atlantic Coast Home Therapeutics, Inc.

Columbia Home Therapeutics, Inc.                            Coram Healthcare Corp oration of New Hampshire, formerly
                                                            known as Columbus Home Therapeutics, Inc.

Coram Healthcare Corporation of Alabama, formerly           Coram Homecare of Arizona, Inc., formerly known as
known as Alabama Home Therapeutics, Inc.                    Coram Healthcare Corporation of Asheville, formerly
                                                            known as Asheville Home Therapeutics, Inc.

Coram Homecare of Michigan, Inc., formerly known as         Coram Homecare of Virginia, Inc., formerly known as
Coram Healthcare Corporation of Central Florida,            Coram Healthcare Corporation of Central Virginia,
formerly known as Home Therapeutics of Florida, Inc.        formerly known as Central Virginia Home Therapeutics, Inc.

Coram Healthcare Corporation of North Carolina,             Coram Healthcare Corporation of Connecticut, formerly
formerly known as Coram Healthcare Corporation of           known as Connecticut Home Therapeutics, Inc.
Charlotte, formerly known as North Carolina Home
Therapeutics, Inc.

Curaflex Health Services, Inc, formerly known as Coram      Coram Healthcare Corporation of Virginia, formerly
Healthcare Corporation of Georgia, formerly known as        known as Coram Healthcare Corporation of Greater
Georgia Home Therapeutics, Inc.                             Washington, D.C., formerly known as Potomac Home
                                                            Therapeutics, Inc.

Coram Healthcare Corporation of Iowa, formerly known        Coram Healthcare Corp oration of Mississippi, formerly
as Iowa Home Therapeutics, Inc.                             known as Mississippi Home Therapeutics, Inc.

Coram Healthcare Corporation of New Jersey, formerly        Coram Healthcare Corporation of Northern California, known as
Northern New Jersey Home Therapeutics, Inc.                 formerly known as Lifesource, Inc.

Coram Healthcare Corporation of Northern Nevada,            Coram Healthcare Corporation of Ohio, formerly known as
formerly known as TPN, Inc.                                 Coram Healthcare Corporation of Northern Ohio, formerly
                                                            known as Cleveland Home Therapeutics, Inc.

Coram Healthcare Corporation of Oklahoma, formerly          Coram Healthcare Corporation of Rhode Island, formerly
known as Tulsa Home Therapeutics, Inc.                      known as Rhode island Home Therapeutics, Inc.


Coram Healthcare Corporation of Southern Florida,           Coram Healthcare Corporation of Southern Ohio, formerly
formerly known as Southwest Florida Home Therapeutics,      known as Tri-State Home Therapeutics, Inc.
Inc.

Coram Healthcare Corporation of Tennessee, formerly         Coram Homecare of Wisconsin, Inc., formerly known as
known as Knoxville Home Therapeutics, Inc.                  Coram Healthcare Corporation of Shenandoah Valley,
                                                            formerly known as Shenandoah Home Therapeutics, Inc.

Coram Healthcare Corporation of Washington, formerly        Coram Healthcare Corporation of Western Florida,
known as Puget Sound Home Therapeutics, Inc.                formerly known as Sarasota Home Therapeutics, Inc.

Coram Homecare of Nebraska, Inc., formerly known as         Coram Healthcare Corporation of West Virginia, formerly
Coram Healthcare Corporation of Western Kentucky,           known as Southern West Virginia Home Therapeutics, Inc.
formerly known as Western Kentucky Home Therapeutics,
Inc.

Coram Healthcare Corporation of Pennsylvania, formerly      Greater New York Home Therapeutics, Inc.
known as Delaware Valley Home Therapeutics, Inc.

Heritage Medical Services of Georgia, Inc.                  Coram Healthcare Corporation of Illinois, formerly known
                                                            as Hunter Home Therapeutics, Inc.

Coram Healthcare Corporation of Indiana, formerly           Intracare Holdings Corporation
known as Indiana Home Therapeutics, Inc.

Coram Healthcare Corporation of Louisville, formerly        Litho Center Southwest, Inc.
known as Kentucky Home Therapeutics, Inc.

Coram Healthcare Corporation of Colorado, formerly          Coram Healthcare Corporation of Maine, formerly known
known as Meridian Home Therapeutics, Inc.                   as Merritt Home Therapeutics, Inc.

Coram Healthcare Corporation of Idaho, formerly known       Coram Healthcare Corporation of Wisconsin, formerly
as Metropolitan Home Therapeutics II, Inc.                  known as Milwaukee Home Therapeutics, Inc.

Minnesota Home Therapeutics, Inc.                           Coram Healthcare Corporation of Louisiana, formerly
                                                            known as New Orleans Home Therapeutics, Inc.

Coram Healthcare Corporation of Greater New York,           Coram Healthcare Corporation of South Carolina, formerly
formerly known as New York Home Therapeutics, Inc.          known as Piedmont Home Therapeutics, Inc.

Coram Healthcare Corporation of Oregon, formerly            Coram Homecare of South Carolina, Inc., formerly
known as Piedmont Home Therapeutics IV, Inc.                known as Professional Home Nursing, Inc.

Coram Homecare of Northern California, formerly known       Servicetrends, Inc.
as River City Nursing, Inc.

Coram Healthcare Corporation of Texas, formerly known       Coram Healthcare Corporation of Kansas, formerly known
as Southeast Home Therapeutics, Inc.                        as Southeast Home Therapeutics IV, Inc.

Coram Healthcare Corporation of Arizona, formerly           Coram Healthcare Corporation of San Diego, formerly
known as Southern Arizona Home Therapeutics, Inc.           known as Southern California Home Therapeutics, Inc.

Coram Healthcare Corporation of Nebraska, formerly          Coram Healthcare Corporation of Missouri, formerly
known as Space Coast Home Therapeutics, Inc.                known as St. Louis Home Therapeutics, Inc.

Coram Healthcare Corporation of Michigan, formerly          Coram Healthcare Corporation of New Mexico, formerly
known as Triad Home Therapeutics, Inc.                      known as Tri-State Home Therapeutics III, Inc.

T2 Lithotripter Investment, Inc.                            T2 Lithotripter Investment of Indiana, Inc.


Coram Healthcare Corporation of Delaware, formerly          Coram Homecare of Kansas, Inc., formerly known as Utah
known as T2 Medical Investments, Inc.                       Home Therapeutics, Inc.

C.       CURAFLEX HEALTH SERVICES, INC. SUBSIDIARIES:

Caremark Pharmacy Services, Inc., formerly known as         CHC of New York, Inc.
Pharmcor, Inc.

Clinical Homecare Corporation                               Comprehensive Pharmacy Home IV Services, Inc.

Coram Alternate Site Services, Inc., formerly Curaflex      Coram Healthcare Corporation of North Texas, formerly
Infusion Services, Inc.                                     known as Continuecare/Curaflex Health Services, Inc.

Coram Healthcare Corporation of Southern California         Coram Healthcare Corporation of Southern Nevada

Coram Healthcare Corporation of Utah, formerly known as     Coram Healthcare Corporation of Massachusetts
Curaflex Home Solution, Inc.

Coram Healthcare Corporation of New York, formerly          HomeLine, Inc.
known as Curaflex of New York, Inc.

New Jersey Living Center, Inc.                              Orion Medical Services, Inc.

Stratogen of Florida, Inc.                                  Stratogen of Palm Beach, Inc.

Stratogen of Rhode Island, Inc.

D.       MEDYSIS, INC. SUBSIDIARIES:

American Home Therapies, Inc. [to be changed to Coram       Coram Homecare of Illinois, Inc., formerly known as
Healthcare of Missouri]                                     CareVan HomeCare of Illinois, Inc.

CareVan Medical Systems of Ohio, Inc.                       Coram Healthcare Corporation of Minnesota,
                                                            formerly known as CareVan Medical Systems, Inc.

PharmCare, Inc.

E.       HEALTHINFUSION, INC. SUBSIDIARIES:

Dickson Research Group, Inc, formerly known as Dickson      First Circle, Inc.
Gabbay Corporation

HealthInfusion of Mid-Atlantic, Inc.                        Hospicenter of Texas, Inc.

F.       H.M.S.S. SUBSIDIARIES:

Coram Homecare of Texas, Inc., formerly known as Coram      H.M.S.S. Infusion Affiliates, Inc.
Healthcare Corporation of Texas, formerly known as
H.M.S.S. of Texas, Inc.

H.M.S.S. Infusion Affiliates of Jacksonville, Inc.